EXHIBIT 99.2

THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2022

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the ongoing adverse effect of the COVID-19 pandemic, the increase in interest rates and inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will continue to depend on future developments, including vaccination rates among the population, the efficacy and durability of vaccines against emerging variants, and governmental and tenant responses thereto, which continue to be uncertain but the impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2021. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.

This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Disposition Activity
220 Central Park South ("220 CPS")
During the nine months ended September 30, 2022, we closed on the sale of one condominium unit and ancillary amenities at 220 CPS for net proceeds of $16,124,000 resulting in a financial statement net gain of $7,030,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $945,000 of income tax expense was recognized on our consolidated statements of income. From inception to September 30, 2022, we have closed on the sale of 107 units and ancillary amenities for net proceeds of $3,023,020,000 resulting in financial statement net gains of $1,124,285,000.
SoHo Properties
On January 13, 2022, we sold two Manhattan retail properties located at 478-482 Broadway and 155 Spring Street for $84,500,000 and realized net proceeds of $81,399,000. In connection with the sale, we recognized a net gain of $551,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
Center Building (33-00 Northern Boulevard)
On June 17, 2022, we sold the Center Building, an eight-story 498,000 square foot office building located at 33‑00 Northern Boulevard in Long Island City, New York, for $172,750,000. We realized net proceeds of $58,946,000 after repayment of the existing $100,000,000 mortgage loan and closing costs. In connection with the sale, we recognized a net gain of $15,213,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. The gain for tax purposes was approximately $74,000,000.
40 Fulton Street
On August 17, 2022, we entered into an agreement to sell 40 Fulton Street, a 251,000 square foot Manhattan office and retail building, for $102,000,000. We expect to close the sale in the fourth quarter of 2022 and recognize a net gain of approximately $33,000,000 after closing costs. The sale is subject to customary closing conditions. As of September 30, 2022, the $64,177,000 carrying value of the property was classified as held-for-sale and is included in "other assets" on our consolidated balance sheets.
Financing Activity
100 West 33rd Street
On June 15, 2022, we completed a $480,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot building comprised of 859,000 square feet of office space and 255,000 square feet of retail space. The interest-only loan bears a rate of SOFR plus 1.65% (4.64% as of September 30, 2022) through March 2024, increasing to SOFR plus 1.85% thereafter. The interest rate on the loan was swapped to a fixed rate of 5.06% through March 2024, and 5.26% through June 2027. The loan matures in June 2027, with two one-year extension options subject to debt service coverage ratio and loan-to-value tests. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.55% and was scheduled to mature in April 2024.
770 Broadway
On June 28, 2022, we completed a $700,000,000 refinancing of 770 Broadway, a 1.2 million square foot Class A Manhattan office building. The interest-only loan bears a rate of SOFR plus 2.25% (4.93% as of September 30, 2022) and matures in July 2024 with three one-year extension options (July 2027 as fully extended). The interest rate on the loan was swapped to a fixed rate of 4.98% through July 2027. The loan replaces the previous $700,000,000 loan that bore interest at SOFR plus 1.86% and was scheduled to mature in July 2022.
Unsecured Revolving Credit Facility
On June 30, 2022, we amended and extended one of our two revolving credit facilities. The $1.25 billion amended facility bears interest at a rate of SOFR plus 1.15% (4.18% as of September 30, 2022). The term of the facility was extended from March 2024 to December 2027, as fully extended. The facility fee is 25 basis points. On August 16, 2022, the interest rate on the $575,000,000 drawn on the facility was swapped to a fixed interest rate of 3.88% through August 2027. Our other $1.25 billion revolving credit facility matures in April 2026, as fully extended, and bears a rate of SOFR plus 1.19% with a facility fee of 25 basis points.

BUSINESS DEVELOPMENTS
Financing Activity - Continued
Unsecured Term Loan
On June 30, 2022, we extended our $800,000,000 unsecured term loan from February 2024 to December 2027. The extended loan bears interest at a rate of SOFR plus 1.30% (4.33% as of September 30, 2022) and is currently swapped to a fixed rate of 4.05%.
330 West 34th Street land owner joint venture
On August 18, 2022, the joint venture that owns the fee interest in the 330 West 34th Street land, in which we have a 34.8% interest, completed a $100,000,000 refinancing. The interest-only loan bears interest at a fixed rate of 4.55% and matures in September 2032. In connection with the refinancing, we realized net proceeds of $10,500,000. The loan replaces the previous $50,150,000 loan that bore interest at a fixed rate of 5.71%.
Interest Rate Hedging Activities
During the nine months ended September 30, 2022, we entered into $2.0 billion of interest rate swap arrangements and extended a $500,000,000 interest rate swap arrangement, reducing our variable rate debt at share as a percentage of our total debt at share to 27% from 47% (excluding our participation in the 150 West 34th Street mortgage loan). The exposure to LIBOR/SOFR index increases on our $2.8 billion of unswapped variable rate debt is partially mitigated over the next year by $2.0 billion of interest rate caps and by an increase in interest income on our cash, cash equivalents, restricted cash and investments in U.S. Treasury bills. See page 33 for further detail on our interest rate swap and cap arrangements.
The table below presents the interest rate swap arrangements entered into during the nine months ended September 30, 2022.

(Amounts in thousands)	Notional Amount	All-In Swapped Rate	Swap Expiration Date	Variable Rate Spread
770 Broadway mortgage loan	$700,000	4.98%	07/27	S+225
Unsecured revolving credit facility	575,000	3.88%	08/27	S+115
Unsecured term loan(1)	50,000	4.04%	08/27	S+130
Unsecured term loan (effective 10/23)	500,000	4.39%	10/26	S+130
100 West 33rd Street mortgage loan	480,000	5.06%	06/27	S+165
888 Seventh Avenue mortgage loan(2)	200,000	4.66%	09/27	L+170
____________________
(1)Together with the existing $750,000 interest rate swap arrangement expiring October 2023, the $800,000 unsecured term loan balance currently bears interest at a fixed rate of 4.05%.
(2)The remaining $83,200 amortizing mortgage loan balance bears interest at a floating rate of LIBOR plus 1.70%.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
Total revenues	$457,431	$409,212	$453,494	$1,353,055	$1,168,130

Net income attributable to common shareholders	$7,769	$37,689	$50,418	$84,665	$89,817
Per common share:
Basic	$0.04	$0.20	$0.26	$0.44	$0.47
Diluted	$0.04	$0.20	$0.26	$0.44	$0.47

Net income attributable to common shareholders, as adjusted (non-GAAP)	$37,429	$25,926	$37,403	$106,652	$65,176
Per diluted share (non-GAAP)	$0.19	$0.14	$0.19	$0.56	$0.34

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$157,350	$136,213	$160,059	$469,851	$393,733
Per diluted share (non-GAAP)	$0.81	$0.71	$0.83	$2.43	$2.05

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$152,461	$158,286	$154,965	$462,463	$430,057
FFO - Operating Partnership ("OP") basis (non-GAAP)	$163,769	$169,545	$166,500	$496,777	$460,189
Per diluted share (non-GAAP)	$0.79	$0.82	$0.80	$2.39	$2.24

Dividends per common share	$0.53	$0.53	$0.53	$1.59	$1.59

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	65.4%	74.6%	63.9%	65.4%	77.6%
FAD payout ratio	80.3%	85.5%	80.3%	79.1%	95.2%

Weighted average common shares outstanding (REIT basis)	191,793	191,577	191,750	191,756	191,508
Convertible units:
Class A units	13,617	13,287	13,509	13,515	13,155
Convertible securities(1)	1,790	26	1,412	1,407	26
Share based payment awards	502	839	643	633	953
Weighted average common shares outstanding used in calculation of FFO per diluted share (OP basis)	207,702	205,729	207,314	207,311	205,642
______________________
(1)On January 1, 2022, we adopted Accounting Standards Update 2020-06, which requires us to include our Series D-13 cumulative redeemable preferred units and Series G-1 through G-4 convertible preferred units in our dilutive earnings per share calculations, if the effect is dilutive.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q3 2022 VS. Q3 2021 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2021	$136.2	$0.71

Increase (decrease) in FFO, as adjusted due to:
Prior period accrual adjustments recorded in the third quarter of each year related to changes in the tax-assessed value of theMART	22.8
Increase in interest expense, net of increase in interest income	(22.5)
Rent commencement and other tenant related items	15.6
Variable businesses (primarily signage and trade shows)	9.5
Straight-line impact of PENN 1 2023 estimated ground rent reset	(5.8)
Other, net	2.6
	22.2
Noncontrolling interests' share of above items	(1.0)
Net increase	21.2	0.10

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2022	$157.4	$0.81

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2022	December 31, 2021
ASSETS
Real estate, at cost:
Land	$2,477,956	$2,540,193	$(62,237)
Buildings and improvements	10,015,452	9,839,166	176,286
Development costs and construction in progress	802,272	718,694	83,578
Leasehold improvements and equipment	122,948	119,792	3,156
Total	13,418,628	13,217,845	200,783
Less accumulated depreciation and amortization	(3,606,986)	(3,376,347)	(230,639)
Real estate, net	9,811,642	9,841,498	(29,856)
Right-of-use assets	685,298	337,197	348,101	(1)
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	845,423	1,760,225	(914,802)
Restricted cash	131,625	170,126	(38,501)
Investments in U.S. Treasury bills	445,165	—	445,165
Total	1,422,213	1,930,351	(508,138)
Tenant and other receivables	81,004	79,661	1,343
Investments in partially owned entities	3,250,197	3,297,389	(47,192)
Real estate fund investments	930	7,730	(6,800)
220 CPS condominium units ready for sale	78,590	57,142	21,448
Receivable arising from the straight-lining of rents	692,733	656,318	36,415
Deferred leasing costs, net	380,221	391,693	(11,472)
Identified intangible assets, net	142,116	154,895	(12,779)
Other assets	630,730	512,714	118,016
Total assets	$17,175,674	$17,266,588	$(90,914)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,831,769	$6,053,343	$(221,574)
Senior unsecured notes, net	1,191,322	1,189,792	1,530
Unsecured term loan, net	792,847	797,812	(4,965)
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	731,674	370,206	361,468	(1)
Accounts payable and accrued expenses	475,151	613,497	(138,346)
Deferred revenue	41,879	48,118	(6,239)
Deferred compensation plan	95,681	110,174	(14,493)
Other liabilities	265,775	304,725	(38,950)
Total liabilities	10,001,098	10,062,667	(61,569)
Redeemable noncontrolling interests	483,302	688,683	(205,381)
Shareholders' equity	6,438,046	6,236,346	201,700
Noncontrolling interests in consolidated subsidiaries	253,228	278,892	(25,664)
Total liabilities, redeemable noncontrolling interests and equity	$17,175,674	$17,266,588	$(90,914)
________________________________
(1)In January 2022, we exercised a 25-year renewal option on our PENN 1 ground lease extending the term through June 2073. As a result of the exercise, we remeasured the related ground lease liability to include the 25-year extension option and recorded an estimated incremental right-of-use asset and lease liability of approximately $350,000.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2022
	2022	2021	Variance
Property rentals(1)	$356,783	$330,620	$26,163	$345,607
Tenant expense reimbursements(1)	41,821	38,177	3,644	42,756
Amortization of acquired below-market leases, net	1,384	2,222	(838)	1,487
Straight-lining of rents	9,156	(1,816)	10,972	15,344
Total rental revenues	409,144	369,203	39,941	405,194
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,062	30,827	4,235	33,999
Management and leasing fees	2,532	2,509	23	2,866
Other income	10,693	6,673	4,020	11,435
Total revenues	457,431	409,212	48,219	453,494
Operating expenses	(221,596)	(212,699)	(8,897)	(222,309)
Depreciation and amortization	(134,526)	(100,867)	(33,659)	(118,662)
General and administrative	(29,174)	(25,553)	(3,621)	(31,902)
Benefit (expense) from deferred compensation plan liability	600	(799)	1,399	7,594
Transaction related costs and other	(996)	(9,681)	8,685	(2,960)
Total expenses	(385,692)	(349,599)	(36,093)	(368,239)
Income from partially owned entities	24,341	26,269	(1,928)	25,720
Loss from real estate fund investments	(111)	(66)	(45)	(142)
Interest and other investment income, net	5,228	633	4,595	3,036
(Loss) income from deferred compensation plan assets	(600)	799	(1,399)	(7,594)
Interest and debt expense	(76,774)	(50,946)	(25,828)	(62,640)
Net gains on disposition of wholly owned and partially owned assets	—	10,087	(10,087)	28,832
Income before income taxes	23,823	46,389	(22,566)	72,467
Income tax (expense) benefit	(3,711)	25,376	(29,087)	(3,564)
Net income	20,112	71,765	(51,653)	68,903
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	3,792	(5,425)	9,217	826
Operating Partnership	(606)	(2,818)	2,212	(3,782)
Net income attributable to Vornado	23,298	63,522	(40,224)	65,947
Preferred share dividends	(15,529)	(16,800)	1,271	(15,529)
Series K preferred share issuance costs	—	(9,033)	9,033	—
Net income attributable to common shareholders	$7,769	$37,689	$(29,920)	$50,418

Capitalized expenditures:
Development payroll	$3,269	$2,770	$499	$2,720
Interest and debt expense	4,874	10,739	(5,865)	3,701
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2022	2021	Variance
Property rentals(1)	$1,033,749	$934,685	$99,064
Tenant expense reimbursements(1)	128,249	117,143	11,106
Amortization of acquired below-market leases, net	3,788	7,939	(4,151)
Straight-lining of rents	45,835	(11,651)	57,486
Total rental revenues	1,211,621	1,048,116	163,505
Fee and other income:
BMS cleaning fees	101,752	87,387	14,365
Management and leasing fees	8,167	10,951	(2,784)
Other income	31,515	21,676	9,839
Total revenues	1,353,055	1,168,130	184,925
Operating expenses	(660,434)	(594,598)	(65,836)
Depreciation and amortization	(370,631)	(285,998)	(84,633)
General and administrative	(102,292)	(100,341)	(1,951)
Benefit (expense) from deferred compensation plan liability	10,138	(7,422)	17,560
Transaction related costs and other	(4,961)	(10,630)	5,669
Total expenses	(1,128,180)	(998,989)	(129,191)
Income from partially owned entities	83,775	86,768	(2,993)
Income from real estate fund investments	5,421	5,107	314
Interest and other investment income, net	9,282	3,694	5,588
(Loss) income from deferred compensation plan assets	(10,138)	7,422	(17,560)
Interest and debt expense	(191,523)	(152,904)	(38,619)
Net gains on disposition of wholly owned and partially owned assets	35,384	35,811	(427)
Income before income taxes	157,076	155,039	2,037
Income tax (expense) benefit	(14,686)	20,551	(35,237)
Net income	142,390	175,590	(33,200)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(4,756)	(20,323)	15,567
Operating Partnership	(6,382)	(6,683)	301
Net income attributable to Vornado	131,252	148,584	(17,332)
Preferred share dividends	(46,587)	(49,734)	3,147
Series K preferred share issuance costs	—	(9,033)	9,033
Net income attributable to common shareholders	$84,665	$89,817	$(5,152)

Capitalized expenditures:
Development payroll	$8,378	$8,117	$261
Interest and debt expense	12,095	31,785	(19,690)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2022
	Total	New York	Other
Property rentals(1)	$356,783	$273,061	$83,722
Tenant expense reimbursements(1)	41,821	32,196	9,625
Amortization of acquired below-market leases, net	1,384	1,220	164
Straight-lining of rents	9,156	10,854	(1,698)
Total rental revenues	409,144	317,331	91,813
Fee and other income:
BMS cleaning fees	35,062	37,371	(2,309)
Management and leasing fees	2,532	2,595	(63)
Other income	10,693	2,736	7,957
Total revenues	457,431	360,033	97,398
Operating expenses	(221,596)	(182,131)	(39,465)
Depreciation and amortization	(134,526)	(112,300)	(22,226)
General and administrative	(29,174)	(11,106)	(18,068)
Benefit from deferred compensation plan liability	600	—	600
Transaction related costs and other	(996)	(111)	(885)
Total expenses	(385,692)	(305,648)	(80,044)
Income from partially owned entities	24,341	21,181	3,160
Loss from real estate fund investments	(111)	—	(111)
Interest and other investment income, net	5,228	1,020	4,208
Loss from deferred compensation plan assets	(600)	—	(600)
Interest and debt expense	(76,774)	(36,781)	(39,993)
Income (loss) before income taxes	23,823	39,805	(15,982)
Income tax expense	(3,711)	(524)	(3,187)
Net income (loss)	20,112	39,281	(19,169)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	3,792	2,645	1,147
Net income (loss) attributable to Vornado Realty L.P.	23,904	$41,926	$(18,022)
Less net income attributable to noncontrolling interests in the Operating Partnership	(577)
Preferred unit distributions	(15,558)
Net income attributable to common shareholders	$7,769
For the three months ended September 30, 2021:
Net income attributable to Vornado Realty L.P.	$66,340	$59,422	$6,918
Net income attributable to common shareholders	$37,689
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2022
	Total	New York	Other
Property rentals(1)	$1,033,749	$810,617	$223,132
Tenant expense reimbursements(1)	128,249	94,855	33,394
Amortization of acquired below-market leases, net	3,788	3,309	479
Straight-lining of rents	45,835	49,435	(3,600)
Total rental revenues	1,211,621	958,216	253,405
Fee and other income:
BMS cleaning fees	101,752	108,288	(6,536)
Management and leasing fees	8,167	8,573	(406)
Other income	31,515	7,666	23,849
Total revenues	1,353,055	1,082,743	270,312
Operating expenses	(660,434)	(536,238)	(124,196)
Depreciation and amortization	(370,631)	(302,449)	(68,182)
General and administrative	(102,292)	(34,912)	(67,380)
Benefit from deferred compensation plan liability	10,138	—	10,138
Transaction related costs and other	(4,961)	(1,109)	(3,852)
Total expenses	(1,128,180)	(874,708)	(253,472)
Income from partially owned entities	83,775	77,237	6,538
Income from real estate fund investments	5,421	—	5,421
Interest and other investment income, net	9,282	1,780	7,502
Loss from deferred compensation plan assets	(10,138)	—	(10,138)
Interest and debt expense	(191,523)	(91,019)	(100,504)
Net gains on disposition of wholly owned and partially owned assets	35,384	28,354	7,030
Income (loss) before income taxes	157,076	224,387	(67,311)
Income tax expense	(14,686)	(2,605)	(12,081)
Net income (loss)	142,390	221,782	(79,392)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(4,756)	(1,587)	(3,169)
Net income (loss) attributable to Vornado Realty L.P.	137,634	$220,195	$(82,561)
Less net income attributable to noncontrolling interests in the Operating Partnership	(6,296)
Preferred unit distributions	(46,673)
Net income attributable to common shareholders	$84,665
For the nine months ended September 30, 2021:
Net income (loss) attributable to Vornado Realty L.P.	$155,267	$192,025	$(36,758)
Net income attributable to common shareholders	$89,817
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2022
	Total	New York	Other
Total revenues	$457,431	$360,033	$97,398
Operating expenses	(221,596)	(182,131)	(39,465)
NOI - consolidated	235,835	177,902	57,933
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(14,766)	(8,691)	(6,075)
Add: Our share of NOI from partially owned entities	76,020	71,943	4,077
NOI at share	297,089	241,154	55,935
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,419)	(3,462)	2,043
NOI at share - cash basis	$295,670	$237,692	$57,978

	For the Three Months Ended September 30, 2021
	Total	New York	Other
Total revenues	$409,212	$316,643	$92,569
Operating expenses	(212,699)	(151,276)	(61,423)
NOI - consolidated	196,513	165,367	31,146
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,886)	(9,747)	(7,139)
Add: Our share of NOI from partially owned entities	75,644	73,219	2,425
NOI at share	255,271	228,839	26,432
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	1,922	783	1,139
NOI at share - cash basis	$257,193	$229,622	$27,571

	For the Three Months Ended June 30, 2022
	Total	New York	Other
Total revenues	$453,494	$364,162	$89,332
Operating expenses	(222,309)	(176,572)	(45,737)
NOI - consolidated	231,185	187,590	43,595
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,299)	(10,707)	(5,592)
Add: Our share of NOI from partially owned entities	74,060	71,209	2,851
NOI at share	288,946	248,092	40,854
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(4,275)	(6,189)	1,914
NOI at share - cash basis	$284,671	$241,903	$42,768
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(unaudited and in thousands)

	For the Nine Months Ended September 30, 2022
	Total	New York	Other
Total revenues	$1,353,055	$1,082,743	$270,312
Operating expenses	(660,434)	(536,238)	(124,196)
NOI - consolidated	692,621	546,505	146,116
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(51,100)	(32,708)	(18,392)
Add: Our share of NOI from partially owned entities	228,772	219,116	9,656
NOI at share	870,293	732,913	137,380
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(8,824)	(13,626)	4,802
NOI at share - cash basis	$861,469	$719,287	$142,182

	For the Nine Months Ended September 30, 2021
	Total	New York	Other
Total revenues	$1,168,130	$921,758	$246,372
Operating expenses	(594,598)	(468,294)	(126,304)
NOI - consolidated	573,532	453,464	120,068
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(50,221)	(26,841)	(23,380)
Add: Our share of NOI from partially owned entities	231,635	224,392	7,243
NOI at share	754,946	651,015	103,931
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	1,570	351	1,219
NOI at share - cash basis	$756,516	$651,366	$105,150
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
NOI at share:
New York:
Office(1)	$174,790	$166,553	$182,042	$534,641	$497,238
Retail	52,127	49,083	51,438	155,670	124,998
Residential	4,598	4,194	5,250	14,622	12,889
Alexander's Inc. ("Alexander's")	9,639	9,009	9,362	27,980	28,567
Hotel Pennsylvania(2)	—	—	—	—	(12,677)
Total New York	241,154	228,839	248,092	732,913	651,015
Other:
theMART(3)	35,769	6,431	19,947	75,630	42,950
555 California Street	16,092	16,128	16,724	49,051	48,230
Other investments	4,074	3,873	4,183	12,699	12,751
Total Other	55,935	26,432	40,854	137,380	103,931
NOI at share	$297,089	$255,271	$288,946	$870,293	$754,946

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
NOI at share - cash basis:
New York:
Office(1)	$174,606	$170,521	$180,326	$532,759	$504,939
Retail	48,096	45,175	47,189	142,678	116,265
Residential	4,556	4,136	4,309	13,554	11,898
Alexander's	10,434	9,790	10,079	30,296	30,987
Hotel Pennsylvania(2)	—	—	—	—	(12,723)
Total New York	237,692	229,622	241,903	719,287	651,366
Other:
theMART(3)	36,772	8,635	21,541	78,749	45,976
555 California Street	16,926	14,745	16,855	50,141	45,552
Other investments	4,280	4,191	4,372	13,292	13,622
Total Other	57,978	27,571	42,768	142,182	105,150
NOI at share - cash basis	$295,670	$257,193	$284,671	$861,469	$756,516
________________________________
(1)Includes BMS NOI of $7,043, $6,879, $6,468, $19,293 and $19,426, respectively, for the three months ended September 30, 2022 and 2021 and June 30, 2022 and the nine months ended September 30, 2022 and 2021.
(2)On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.
(3)Increase primarily due to (i) prior period accrual adjustments recorded in the third quarter of each year related to changes in the tax-assessed value of theMART and (ii) an increase in tradeshow activity in the third quarter of 2022.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended September 30, 2022 compared to September 30, 2021	11.7%	(0.8)%	456.2%	1.3%
Nine months ended September 30, 2022 compared to September 30, 2021	7.4%	3.0%	76.1%	3.5%
Three months ended September 30, 2022 compared to June 30, 2022	2.8%	(3.5)%	79.3%	(3.8)%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended September 30, 2022 compared to September 30, 2021	13.8%	1.1%	325.8%	16.7%
Nine months ended September 30, 2022 compared to September 30, 2021	9.4%	4.6%	71.3%	12.2%
Three months ended September 30, 2022 compared to June 30, 2022	4.0%	(2.1)%	70.7%	0.4%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)Primarily due to (i) prior period accrual adjustments recorded in the third quarter of each year related to changes in the tax-assessed value of theMART and (ii) an increase in tradeshow activity in the third quarter of 2022.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.			Cash Amount Expended		Remaining Expenditures		Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)					Stabilization Year
Farley (95% interest)	New York	846,000	1,120,000	(2)	1,069,131	(2)	50,869	2022	6.4%
PENN 2 - as expanded	New York	1,795,000	750,000		330,303		419,697	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(3)	New York	2,546,000	450,000		354,828		95,172	N/A	12.2%	(3)(4)
Districtwide Improvements	New York	N/A	100,000		40,843		59,157	N/A	N/A
Total Active PENN District Projects			2,420,000		1,795,105		624,895		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(4)Projected to be achieved as pre-redevelopment leases roll; approximate average remaining lease term 3.6 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF SEPTEMBER 30, 2022 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
PENN 15 (Hotel Pennsylvania site)(1)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
Rego Park III (32.4% interest)	New York	550,000
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		1,135,000
____________________
(1)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended September 30, 2022
Total square feet leased	167	62	67	154
Our share of square feet leased:	140	57	67	108
Initial rent(1)	$88.99	$242.89	$52.20	$98.20
Weighted average lease term (years)	5.8	10.5	7.3	5.6
Second generation relet space:
Square feet	101	36	38	101
GAAP basis:
Straight-line rent(2)	$83.51	$160.80	$54.62	$86.93
Prior straight-line rent	$77.93	$364.13	$56.38	$74.93
Percentage increase (decrease)	7.2%	(55.8)%	(3.1)%	16.0%
Cash basis (non-GAAP):
Initial rent(1)	$87.69	$195.22	$55.65	$95.98
Prior escalated rent	$86.16	$385.30	$60.08	$85.79
Percentage increase (decrease)	1.8%	(49.3)%	(7.4)%	11.9%
Tenant improvements and leasing commissions:
Per square foot	$94.04	$188.59	$84.94	$26.49
Per square foot per annum	$16.21	$17.96	$11.64	$4.73
Percentage of initial rent	18.2%	7.4%	22.3%	4.8%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Nine Months Ended September 30, 2022
Total square feet leased	740	90	275	210
Our share of square feet leased:	607	85	275	147
Initial rent(1)	$84.49	$262.88	$51.78	$96.40
Weighted average lease term (years)	9.2	11.6	7.2	5.9
Second generation relet space:
Square feet	362	42	221	135
GAAP basis:
Straight-line rent(2)	$79.58	$229.84	$48.06	$87.43
Prior straight-line rent	$74.90	$372.60	$50.33	$70.32
Percentage increase (decrease)	6.2%	(38.3)%	(4.5)%	24.3%
Cash basis (non-GAAP):
Initial rent(1)	$82.70	$257.34	$52.17	$93.50
Prior escalated rent	$79.63	$390.83	$54.67	$82.28
Percentage increase (decrease)	3.9%	(34.2)%	(4.6)%	13.6%
Tenant improvements and leasing commissions:
Per square foot	$111.26	$253.08	$78.32	$42.19
Per square foot per annum	$12.09	$21.82	$10.88	$7.15
Percentage of initial rent	14.3%	8.3%	21.0%	7.4%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	8,000		$249,000	$31.13	0.0%

	Fourth Quarter 2022	205,000		17,500,000	85.37	1.5%

	First Quarter 2023	475,000		46,218,000	97.30	3.9%
	Second Quarter 2023	144,000		11,699,000	81.24	1.0%
	Third Quarter 2023	154,000		11,280,000	73.25	0.9%
	Fourth Quarter 2023	602,000		60,157,000	99.93	5.1%
	Total 2023	1,375,000		129,354,000	94.08	10.9%
	2024	964,000		89,862,000	93.22	7.5%
	2025	698,000		57,115,000	81.83	4.8%
	2026	1,244,000		100,526,000	80.81	8.4%
	2027	1,188,000		90,900,000	76.52	7.6%
	2028	974,000		71,843,000	73.76	6.0%
	2029	1,171,000		94,274,000	80.51	7.9%
	2030	677,000		54,459,000	80.44	4.6%
	2031	894,000		79,206,000	88.60	6.7%
	2032	425,000		36,648,000	86.23	3.1%
	Thereafter	4,847,000	(2)	368,552,000	76.04	31.0%

Retail:	Month to Month	1,000		$22,000	$22.00	0.0%

	Fourth Quarter 2022	9,000		1,896,000	210.67	0.7%

	First Quarter 2023	138,000		23,348,000	169.19	8.5%
	Second Quarter 2023	—		—	—	0.0%
	Third Quarter 2023	7,000		3,457,000	493.86	1.3%
	Fourth Quarter 2023	5,000		450,000	90.00	0.2%
	Total 2023	150,000		27,255,000	181.70	10.0%
	2024	138,000		24,335,000	176.34	8.8%
	2025	40,000		12,890,000	322.25	4.7%
	2026	82,000		26,091,000	318.18	9.5%
	2027	34,000		18,974,000	558.06	6.9%
	2028	27,000		13,433,000	497.52	4.9%
	2029	50,000		24,430,000	488.60	8.9%
	2030	155,000		22,555,000	145.52	8.2%
	2031	88,000		29,189,000	331.69	10.6%
	2032	55,000		28,376,000	515.93	10.3%
	Thereafter	395,000		45,756,000	115.84	16.5%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	1,000	$80,000	$80.00	0.0%

	Fourth Quarter 2022	302,000	15,469,000	51.22	9.5%

	First Quarter 2023	46,000	3,248,000	70.61	2.0%
	Second Quarter 2023	7,000	505,000	72.14	0.3%
	Third Quarter 2023	162,000	8,342,000	51.49	5.1%
	Fourth Quarter 2023	35,000	2,114,000	60.40	1.3%
	Total 2023	250,000	14,209,000	56.84	8.7%
	2024	235,000	13,535,000	57.60	8.3%
	2025	414,000	23,745,000	58.20	14.6%
	2026	290,000	16,257,000	56.06	10.0%
	2027	190,000	10,367,000	54.56	6.4%
	2028	679,000	33,028,000	48.64	20.3%
	2029	111,000	5,418,000	48.81	3.3%
	2030	29,000	1,676,000	57.79	1.0%
	2031	294,000	13,929,000	47.38	8.6%
	2032	160,000	7,922,000	49.51	4.9%
	Thereafter	157,000	7,134,000	45.44	4.4%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	Fourth Quarter 2022	—	—	—	0.0%

	First Quarter 2023	6,000	391,000	65.17	0.4%
	Second Quarter 2023	—	—	—	0.0%
	Third Quarter 2023	—	—	—	0.0%
	Fourth Quarter 2023	—	—	—	0.0%
	Total 2023	6,000	391,000	65.17	0.4%
	2024	70,000	7,129,000	101.84	6.5%
	2025	274,000	24,505,000	89.43	22.4%
	2026	238,000	23,508,000	98.77	21.5%
	2027	65,000	6,052,000	93.11	5.5%
	2028	112,000	10,501,000	93.76	9.6%
	2029	116,000	11,092,000	95.62	10.2%
	2030	106,000	10,712,000	101.06	9.8%
	2031	—	—	—	0.0%
	2032	5,000	645,000	129.00	0.6%
	Thereafter	188,000	14,657,000	77.96	13.5%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$59,422	$75,133	$65,173
Tenant improvements	36,887	68,284	65,313
Leasing commissions	11,600	36,274	18,626
Recurring tenant improvements, leasing commissions and other capital expenditures	107,909	179,691	149,112
Non-recurring capital expenditures(1)	25,282	19,849	64,624
Total capital expenditures and leasing commissions	$133,191	$199,540	$213,736

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$193,404	$105,267	$76,883
Farley Office and Retail	182,152	202,414	239,427
PENN 1	74,581	171,824	108,514
PENN 15 (Hotel Pennsylvania site)	59,731	54,280	7,606
PENN Districtwide improvements	9,815	14,116	17,066
220 CPS	8,261	19,351	119,763
theMART 2.0	5,232	729	—
Other	24,708	17,959	32,661
	$557,884	$585,940	$601,920
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$42,922	$61,420	$53,543
Tenant improvements	26,049	59,522	52,763
Leasing commissions	8,153	27,284	14,612
Recurring tenant improvements, leasing commissions and other capital expenditures	77,124	148,226	120,918
Non-recurring capital expenditures(1)	21,931	19,694	64,414
Total capital expenditures and leasing commissions	$99,055	$167,920	$185,332

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$193,404	$105,267	$76,883
Farley Office and Retail	182,152	202,414	239,427
PENN 1	74,581	171,824	108,514
PENN 15 (Hotel Pennsylvania site)	59,731	54,280	7,606
PENN Districtwide improvements	9,815	14,116	17,066
Other	21,679	12,638	11,952
	$541,362	$560,539	$461,448
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$12,667	$7,199	$7,627
Tenant improvements	8,743	5,683	5,859
Leasing commissions	2,553	2,047	3,173
Recurring tenant improvements, leasing commissions and other capital expenditures	23,963	14,929	16,659
Non-recurring capital expenditures(1)	781	155	210
Total capital expenditures and leasing commissions	$24,744	$15,084	$16,869

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
theMART 2.0	$5,232	$729	$—
Other	3,027	1,068	4,011
	$8,259	$1,797	$4,011
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$3,833	$6,514	$4,003
Tenant improvements	2,095	3,079	6,691
Leasing commissions	894	6,943	841
Recurring tenant improvements, leasing commissions and other capital expenditures	6,822	16,536	11,535
Non-recurring capital expenditures(1)	2,570	—	—
Total capital expenditures and leasing commissions	$9,392	$16,536	$11,535

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$4,253	$16,661
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Nine Months Ended September 30, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$8,261	$19,351	$119,763
Other	2	—	37
	$8,263	$19,351	$119,800
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of September 30, 2022
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR/SOFR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,765,475	$461,461	$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	91,278	355,280	1,096,544	Various	Various	Various

Partially owned office buildings/land:
650 Madison Avenue	Office/Retail	20.1%	94,581	161,024	800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	60,571	74,642	135,712	06/24	L+200	4.76%
280 Park Avenue	Office/Retail	50.0%	58,810	600,000	1,200,000	09/24	L+173	4.44%
West 57th Street properties	Office/Retail/Land	50.0%	42,639	10,000	20,000	12/22	L+160	4.16%
825 Seventh Avenue	Office	50.0%	9,858	29,230	58,460	07/23	L+235	4.91%
61 Ninth Avenue	Office/Retail	45.1%	5,175	75,543	167,500	01/26	S+146	4.21%

Other investments:
Independence Plaza	Residential/Retail	50.1%	51,236	338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	34,613	18,335	36,372	03/23	S+205	4.56%
Other	Various	Various	35,961	124,427	666,120	Various	Various	Various
			$3,250,197	$2,248,117	$5,805,708
Investments in partially owned entities included in other liabilities(3):
7 West 34th Street	Office/Retail	53.0%	$(63,124)	$159,000	$300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(16,884)	311,875	625,000	12/26	N/A	4.55%
			$(80,008)	$470,875	$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at September 30, 2022	Our Share of Net Income (Loss) for the Three Months Ended September 30,			Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
		2022		2021	2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$11,941		$12,671	$33,330	$33,864
Return on preferred equity, net of our share of the expense		9,430		9,430	—	—
		21,371		22,101	33,330	33,864
Alexander's	32.4%	4,740		3,710	9,639	9,009
85 Tenth Avenue	49.9%	(2,466)		(2,949)	2,797	2,311
280 Park Avenue	50.0%	(2,087)	(1)	1,087	9,497	9,636
Independence Plaza	50.1%	(1,609)		(1,860)	4,161	3,983
7 West 34th Street	53.0%	1,186		1,116	3,712	3,633
650 Madison Avenue	20.1%	(658)		(176)	2,505	3,105
West 57th Street properties	50.0%	(255)		68	116	349
61 Ninth Avenue	45.1%	152		761	1,613	1,777
512 West 22nd Street	55.0%	54		(184)	1,826	1,591
One Park Avenue(2)	100.0%	—		1,759	—	2,692
Other, net	Various	753		(441)	2,747	1,269
		21,181		24,992	71,943	73,219
Other:
Alexander's corporate fee income	32.4%	1,170		1,085	647	519
Rosslyn Plaza	43.7% to 50.4%	348		319	1,106	988
Other, net	Various	1,642		(127)	2,324	918
		3,160		1,277	4,077	2,425

Total		$24,341		$26,269	$76,020	$75,644
______________________________
(1)Decrease primarily due to an increase in variable rate interest expense. In September 2022, the joint venture entered into an interest rate cap arrangement capping LIBOR at 4.08% (2.71% as of September 30, 2022).
(2)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at September 30, 2022	Our Share of Net Income (Loss) for the Nine Months Ended September 30,			Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2022	2021		2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$41,915	$32,314		$103,684	$95,532
Return on preferred equity, net of our share of the expense		27,985	27,985		—	—
		69,900	60,299		103,684	95,532
Alexander's	32.4%	14,235	17,764	(1)	27,980	28,567
85 Tenth Avenue	49.9%	(7,928)	(8,469)		7,899	7,104
Independence Plaza	50.1%	(3,540)	(5,129)		13,421	12,269
7 West 34th Street	53.0%	3,340	3,377		10,997	10,940
650 Madison Avenue	20.1%	(1,984)	(1,157)		7,781	9,014
61 Ninth Avenue	45.1%	1,162	2,345		5,041	5,396
West 57th Street properties	50.0%	(710)	(622)		237	226
280 Park Avenue	50.0%	249	3,851		29,913	29,002
512 West 22nd Street	55.0%	(96)	(591)		4,085	4,602
One Park Avenue(2)	100.0%	—	11,518		—	17,348
Other, net	Various	2,609	(84)		8,078	4,392
		77,237	83,102		219,116	224,392
Other:
Alexander's corporate fee income	32.4%	3,352	3,622		1,782	1,789
Rosslyn Plaza	43.7% to 50.4%	1,276	1,051		3,391	3,078
Other, net	N/A	1,910	(1,007)		4,483	2,376
		6,538	3,666		9,656	7,243

Total		$83,775	$86,768		$228,772	$231,635
____________________________
(1)2021 includes our $2,956 share of the net gain on the sale of a land parcel in the Bronx, New York.
(2)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			September 30, 2022
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,883,015
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,458,015
Pro rata share of debt of non-consolidated entities			2,718,992
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,494,948	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	September 30, 2022 Common Share Price
Equity:
Common shares	191,817	$23.16	4,442,482
Class A units	13,324	23.16	308,584
Convertible share equivalents:
Equity awards - unit equivalents	929	23.16	21,516
Series D-13 preferred units	2,016	23.16	46,691
Series G-1 through G-4 preferred units	109	23.16	2,524
Series A preferred shares	25	23.16	579
			4,822,376	(C)
Total Market Capitalization (A+B+C)			$16,540,359
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2022.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021
High price	$30.90	$45.84	$47.26	$46.64
Low price	$22.83	$27.64	$38.00	$38.82
Closing price - end of quarter	$23.16	$28.59	$45.32	$41.86

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	9.2%	7.4%	4.7%	5.1%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	208,220	207,814	207,127	206,969

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$4.8 Billion	$5.9 Billion	$9.4 Billion	$8.7 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of September 30, 2022
	Total		Variable			Fixed
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,458,015	3.79%	$2,313,015	(2)	4.35%	$6,145,000	3.58%
Pro rata share of debt of non-consolidated entities	2,718,992	4.05%	1,271,535		4.42%	1,447,457	3.72%
Total	11,177,007	3.85%	3,584,550		4.37%	7,592,457	3.61%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)			—
Company's pro rata share of total debt	$10,494,948	3.81%	$2,902,491	(2)	4.33%	$7,592,457	3.61%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	47%	Less than 60%	35%
Secured debt/total assets	Less than 50%	32%	Less than 50%	26%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.53		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.40
Unencumbered assets/unsecured debt	Greater than 150%	354%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	19%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.39

Consolidated Unencumbered EBITDA (non-GAAP):
Q3 2022 Annualized
New York	$243,164
Other	105,588
Total	$348,752
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2022.
(2)Includes our $105,000 participation in the 150 West 34th Street mortgage loan.
(3)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

HEDGING INSTRUMENTS AS OF SEPTEMBER 30, 2022 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Variable Rate Spread	Maturity Date(1)	Notional Amount at Share		All-In Swapped Rate	Swap Expiration Date
Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	L+193	05/28	$840,000		2.26%	05/24
770 Broadway mortgage loan	700,000	S+225	07/27	700,000		4.98%	07/27
PENN 11 mortgage loan	500,000	L+195	10/25	500,000		2.23%	03/24
Unsecured revolving credit facility	575,000	S+115	12/27	575,000		3.88%	08/27
Unsecured term loan	800,000	S+130	12/27	800,000	(2)	4.05%	10/23
100 West 33rd Street mortgage loan	480,000	S+165	06/27	480,000		5.06%	06/27
888 Seventh Avenue mortgage loan	283,200	L+170	12/25	200,000		4.66%	09/27
4 Union Square South mortgage loan	120,000	S+150	08/25	100,000		3.74%	01/25
Unconsolidated:
640 Fifth Avenue mortgage loan	259,925	L+101	05/24	259,925		3.07%	05/23
731 Lexington Avenue - retail condominium mortgage loan	97,200	L+140	08/25	97,200		1.72%	05/25
50-70 West 93rd Street mortgage loan	41,667	L+153	12/24	41,168		3.14%	06/24
	$4,696,992			4,593,293

Interest Rate Caps:						Index Strike Rate
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	L+151	11/28	665,000		4.00%	11/23
One Park Avenue mortgage loan	525,000	S+122	03/26	525,000		4.50%	03/23
150 West 34th Street mortgage loan	205,000	L+188	05/24	100,000	(3)	4.08%	12/22
606 Broadway mortgage loan	37,060	L+180	09/24	37,060		4.00%	09/24
Unconsolidated:
280 Park Avenue mortgage loan	600,000	L+173	09/24	600,000		4.08%	09/23
61 Ninth Avenue mortgage loan	75,543	S+146	01/26	75,543		4.39%	02/24
Fashion Centre Mall/Washington Tower mortgage loan	34,125	L+294	05/26	34,125		4.00%	05/24
50 West 57th Street mortgage loan	10,000	L+160	12/22	10,000		3.50%	12/22
	$2,151,728			2,046,728	(4)

Fixed rate debt per loan agreements and Vornado’s $105 million participation in 150 West 34th Street mortgage loan				3,104,164
Variable rate debt not subject to interest rate swaps or caps				750,763	(4)
Total debt at share				$10,494,948
____________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Comprised of a $750,000 interest rate swap arrangement expiring October 2023 and a $50,000 interest rate swap arrangement expiring August 2027. In September 2022, we entered into a forward swap for $500,000 of the $800,000 unsecured term loan through October 2026, effective upon the October 2023 expiration of the $750,000 swap arrangement. Together with the existing $50,000 swap arrangement, commencing October 2023, $550,000 of the loan will bear interest at a blended fixed rate of 4.36%. The unswapped balance of the loan will bear interest at a floating rate of SOFR plus 1.30%.
(3)Excludes our $105,000 participation in the loan.
(4)Our exposure to LIBOR/SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents, restricted cash and investments in U.S. Treasury bills.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR/SOFR	Interest Rate(2)	2022	2023	2024		2025	2026	Thereafter	Total
Secured Debt:
435 Seventh Avenue	02/24	L+130	3.93%	$—	$—	$95,696		$—	$—	$—	$95,696
150 West 34th Street	05/24	L+188	4.53%	—	—	205,000	(3)	—	—	—	205,000
606 Broadway (50.0% interest)	09/24	L+180	4.56%	—	—	74,119		—	—	—	74,119
4 Union Square South	08/25		3.78%	—	—	—		120,000	—	—	120,000
PENN 11	10/25		2.23%	—	—	—		500,000	—	—	500,000
888 Seventh Avenue	12/25		4.62%	—	—	—		283,200	—	—	283,200
One Park Avenue	03/26	S+122	4.07%	—	—	—		—	525,000	—	525,000
350 Park Avenue	01/27		3.92%	—	—	—		—	—	400,000	400,000
100 West 33rd Street	06/27		5.06%	—	—	—		—	—	480,000	480,000
770 Broadway	07/27		4.98%	—	—	—		—	—	700,000	700,000
555 California Street (70.0% interest)	05/28		3.01%	—	—	—		—	—	1,200,000	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28	L+151	4.32%	—	—	—		—	—	950,000	950,000
909 Third Avenue	04/31		3.23%	—	—	—		—	—	350,000	350,000
Total Secured Debt				—	—	374,815		903,200	525,000	4,080,000	5,883,015
Unsecured Debt:
Senior unsecured notes due 2025	01/25		3.50%	—	—	—		450,000	—	—	450,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	0.00%	—	—	—		—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%	—	—	—		—	400,000	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27		3.88%	—	—	—		—	—	575,000	575,000
$800 Million unsecured term loan	12/27		4.05%	—	—	—		—	—	800,000	800,000
Senior unsecured notes due 2031	06/31		3.40%	—	—	—		—	—	350,000	350,000
Total Unsecured Debt				—	—	—		450,000	400,000	1,725,000	2,575,000
Total Debt				$—	$—	$374,815		$1,353,200	$925,000	$5,805,000	$8,458,015
Weighted average rate				0.00%	0.00%	4.39%		3.29%	3.24%	3.96%	3.79%

Fixed rate debt(4)				$—	$—	$—		$1,250,000	$400,000	$4,495,000	$6,145,000
Fixed weighted average rate expiring				0.00%	0.00%	0.00%		3.19%	2.15%	3.82%	3.58%
Floating rate debt				$—	$—	$374,815		$103,200	$525,000	$1,310,000	$2,313,015
Floating weighted average rate expiring				0.00%	0.00%	4.39%		4.42%	4.07%	4.44%	4.35%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Represents the interest rate in effect as of September 30, 2022 based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements entered into as of September 30, 2022.
(3)We hold a $105,000 participation in the mortgage loan which is included in “other assets” on our consolidated balance sheets.
(4)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See the previous page for information on interest rate swap arrangements entered into as of September 30, 2022.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$159,034	8.7%
IPG and affiliates	967,552	66,863	3.6%
New York University	685,290	45,013	2.5%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,220	2.2%
Bloomberg L.P.	306,768	40,356	2.2%
Equitable Financial Life Insurance Company	336,644	35,530	1.9%
Swatch Group USA	14,949	34,456	1.9%
Yahoo Inc.	313,726	32,248	1.8%
Amazon (including its Whole Foods subsidiary)	312,694	30,092	1.6%
Neuberger Berman Group LLC	306,612	27,353	1.5%
Madison Square Garden & Affiliates	412,551	25,741	1.4%
AMC Networks, Inc.	326,717	25,441	1.4%
Bank of America	247,459	24,412	1.3%
Apple Inc.	412,434	24,072	1.3%
LVMH Brands	65,060	22,952	1.3%
Citadel	209,263	21,544	1.2%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	19,531	1.1%
PwC	241,196	19,148	1.0%
Macy's	242,837	17,886	1.0%
Fast Retailing (Uniqlo)	47,167	13,654	0.7%
Cushman & Wakefield	127,485	13,088	0.7%
The City of New York	232,010	11,862	0.6%
Foot Locker	149,987	11,474	0.6%
ABBVIE Inc.	168,673	11,172	0.6%
Axon Capital	93,127	10,763	0.6%
Kirkland & Ellis LLP	106,751	10,718	0.6%
Manufacturers & Traders Trust	102,622	10,451	0.6%
Alston & Bird LLP	126,872	10,161	0.6%
Burlington Coat Factory	108,844	10,050	0.5%
WSP USA	172,666	9,907	0.5%
			45.5%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,147	17,452	1,177	16,092	—	183	—
Retail	2,579	2,139	272	—	1,867	—	—
Residential - 1,671 units	1,511	778	—	—	—	—	778
Alexander's (32.4% interest), including 312 residential units	2,454	795	69	305	339	—	82
	26,691	21,164	1,518	16,397	2,206	183	860

Other:
theMART	3,901	3,892	264	2,044	103	1,265	216
555 California Street (70% interest)	1,819	1,273	—	1,240	33	—	—
Other	2,845	1,346	149	212	874	—	111
	8,565	6,511	413	3,496	1,010	1,265	327

Total square feet at September 30, 2022	35,256	27,675	1,931	19,893	3,216	1,448	1,187

Total square feet at June 30, 2022	35,235	27,654	1,955	19,861	3,172	1,479	1,187

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,804
theMART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at September 30, 2022	2,772	18	7,994

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
September 30, 2022	90.3%	87.3%	94.7%
June 30, 2022	90.8%	88.6%	94.2%
December 31, 2021	91.3%	88.9%	93.8%	(1)
September 30, 2021	90.4%	89.6%	98.1%
________________________________
(1)Decrease in occupancy due to 345 Montgomery Street (78,000 square feet) being placed into service during the fourth quarter of 2021.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2022	1,983	948	96.8%	$3,877
June 30, 2022	1,983	948	97.6%	$3,804
December 31, 2021	1,986	951	97.0%	$3,776
September 30, 2021	1,986	951	96.4%	$3,756

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2073	2098	One 25-year renewal option at fair market value ("FMV"). FMV rent resets occur in 2023 and 2048. The FMV rent reset in 2023 has not yet been determined.
Long Island Railroad Concourse Retail	—	(1)	2048	2098	Two 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,383		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	10,265	(2)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,018		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,553		None	2115	Rent increases in April 2023 and every three years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)Represents the arbitration panel’s rent reset determination. We filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition was denied. We are appealing the court’s decision.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.,
-Office	100.0%	80.8%	$72.87	2,230,000	2,230,000	—			United Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc.*
-Retail	100.0%	100.0%	168.74	316,000	77,000	239,000			Bank of America, Starbucks, Blue Bottle Coffee Inc.
	100.0%	81.4%	76.47	2,546,000	2,307,000	239,000	$—

PENN 2
-Office	100.0%	100.0%	61.61	1,577,000	400,000	1,177,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	375.33	43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	72.81	1,620,000	415,000	1,205,000	575,000	(3)

Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	100.0%	110.40	730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	23.6%	392.98	116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	89.7%	120.38	846,000	846,000	—	—

PENN 11
-Office	100.0%	100.0%	69.85	1,114,000	1,114,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	143.86	39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	71.93	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	91.5%	70.80	859,000	859,000	—			IPG and affiliates
-Retail	100.0%	16.8%	55.54	255,000	255,000	—			Aeropostale, Candytopia
	100.0%	75.1%	70.05	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	75.4%	74.67	702,000	702,000	—			Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	127.10	22,000	22,000	—			Starbucks
	100.0%	75.7%	76.11	724,000	724,000	—	100,000	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	80.16	458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	345.54	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	90.98	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	248.24	9,000	9,000	—	—		Essen*

138-142 West 32nd Street
-Retail	100.0%	100.0%	124.49	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	(5)	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$99.05		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	58.44		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	189.36		16,000	16,000	—	—

Total PENN District					8,660,000	7,216,000	1,444,000	2,255,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	65.40	(6)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	88.0%	79.13		541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.14		3,000	3,000	—
	100.0%	88.1%	79.22		544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	193.32		22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot*

966 Third Avenue
-Retail	100.0%	100.0%	103.17		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	176.33		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,930,000	1,930,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	88.8%	96.92		872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	258.38		15,000	15,000	—		Redeye Grill L.P.
	100.0%	88.9%	98.53		887,000	887,000	—	283,200

57th Street - 2 buildings
-Office	50.0%	85.4%	60.89		81,000	81,000	—
-Retail	50.0%	42.5%	103.48		22,000	22,000	—
	50.0%	78.3%	64.74		103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	79.6%	59.02		168,000	168,000	—	58,460	Young Adult Institute Inc., New Alternatives for Children, Inc.*
-Retail	100.0%	48.6%	72.57		4,000	4,000	—	—
		78.9%	59.22		172,000	172,000	—	58,460

Total Midtown West					1,162,000	1,162,000	—	361,660

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.0%	$109.69	1,236,000	1,236,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	82.30	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.1%	109.07	1,264,000	1,264,000	—	$1,200,000

350 Park Avenue								Citadel, Marshall Wace North America,
-Office	100.0%	78.9%	106.61	567,000	567,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	266.76	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	79.3%	112.15	585,000	585,000	—	400,000

Total Park Avenue				1,849,000	1,849,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	100.0%	81.86	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	167.66	18,000	18,000	—		Citibank, Starbucks
	100.0%	99.5%	83.01	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	25.2%	387.11	65,000	65,000	—	—	The North Face

Total Grand Central				1,021,000	1,021,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.6%	104.67	246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	100.0%	1,031.45	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	92.9%	256.12	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	391.53	114,000(8)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	83.0%	80.05	301,000	301,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	734.66	30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	84.1%	129.37	331,000	331,000	—	—

650 Madison Avenue								Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	84.1%	114.92	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.7%	1,042.82	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	84.5%	155.80	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	91.36	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	62.0%	1,195.34	17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	93.9%	209.48	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	285.76	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,635.23	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,542,000	1,542,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$107.70	1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	92.12	106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	99.3%	106.49	1,183,000	1,183,000	—	$700,000

One Park Avenue
								New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	66.79	867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.31	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	67.98	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	125.57	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	64.4%	68.57	36,000	36,000	—	—	Equinox

Total Midtown South				2,368,000	2,368,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP,
-Office	70.0%	100.0%	92.58	2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	78.3%	302.89	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.4%	97.12	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street(9)
-Office	100.0%	81.0%	56.09	246,000	246,000	—		Safety National Casualty Corp, Fortune Media Corp.
-Retail	100.0%	100.0%	120.07	5,000	5,000	—		TD Bank
	100.0%	81.4%	57.55	251,000	251,000	—	—

SoHo:
484-486 Broadway
-Retail	100.0%	100.0%	293.99	18,000	13,000	5,000		Madewell, J. Crew
-Residential (7 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			30,000	25,000	5,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	129.08	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	685.54	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	202.27	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	100.0%	62.16	16,000	16,000	—	—	Blick Art Materials

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$53.35	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	0.0%	—	4,000	4,000	—
-Residential (4 units)	100.0%	0.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

148 Spring Street
-Retail	100.0%	42.4%	396.16	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	74.2%	103.36	6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total SoHo				124,000	119,000	5,000	74,119

Times Square:
1540 Broadway								Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	168.78	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,197.98	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	15.18	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	446.33	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	200.55	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%		10,000	10,000
				10,000	10,000	—	—

Total Upper East Side				33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	95.5%	48.83	209,000	209,000	—	—	The City of New York

85 Tenth Avenue								Google, Telehouse International Corp.,
-Office	49.9%	90.5%	95.33	595,000	595,000	—		L-3 Communications, Clear Secure, Inc.*
-Retail	49.9%	55.2%	50.88	43,000	43,000	—
	49.9%	88.4%	93.63	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	17,000	17,000	—	—	The Chelsea Factory Inc.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Chelsea/Meatpacking District (Continued):
61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	$132.95	171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	361.81	23,000	23,000	—		Starbucks
	45.1%	100.0%	148.01	194,000	194,000	—	$167,500

512 West 22nd Street								Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	78.5%	120.16	165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	100.56	8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	79.5%	119.02	173,000	173,000	—	135,712

Total Chelsea/Meatpacking District				1,231,000	1,231,000	—	928,212

Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	98.4%	—	283,000	283,000	—	83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.2%		1,186,000	1,186,000	—
-Retail	50.1%	55.0%	71.00	72,000	72,000	—		Duane Reade
	50.1%			1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	71.31	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	84.6%	24.87	129,000	129,000	—	—	Vornado's Administrative Headquarters

Properties to be Developed:
PENN 15 (Hotel Pennsylvania site)
-Land	100.0%	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		92.1%	$86.10	20,147,000	18,970,000	1,177,000	$8,519,584

Vornado's Ownership Interest		91.8%	$83.46	17,452,000	16,275,000	1,177,000	$6,043,976

New York Retail:

Total		76.4%	$271.84	2,579,000	2,307,000	272,000	$1,095,103

Vornado's Ownership Interest		74.4%	$222.33	2,139,000	1,867,000	272,000	$809,580

New York Residential:

Total		96.9%		1,511,000	1,511,000	—	$758,500

Vornado's Ownership Interest		96.8%		778,000	778,000	—	$379,841
`

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$132.45	939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	250.90	140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	144.76	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	50.12	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	87.1%	63.95	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.18	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	98.1%		255,000	255,000	—	94,000

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.2 acres)	32.4%	—		—	—	—	—

Total Alexander's	32.4%	96.3%	104.12	2,454,000	2,241,000	213,000	1,096,544

Total New York		91.0%	$102.32	26,691,000	25,029,000	1,662,000	$11,469,731

Vornado's Ownership Interest		90.3%	$95.11	21,164,000	19,646,000	1,518,000	$7,588,677
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Includes our $105,000 participation in the 150 West 34th Street mortgage loan.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(9)On August 17, 2022, we entered into an agreement to sell 40 Fulton Street. We expect to close the sale in the fourth quarter of 2022.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services,
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology, ConAgra Foods Inc.,
								Innovation Development Institute, Inc., Avant LLC*,
-Office	100.0%	87.7%	$48.35	2,100,000	2,044,000	56,000		Allstate Insurance Company, Medline Industries, Inc
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	87.7%	57.98	1,481,000	1,481,000	—		Allsteel Inc.
-Retail	100.0%	70.7%	53.51	93,000	93,000	—
	100.0%	87.3%	52.39	3,674,000	3,618,000	56,000	$—

Other (2 properties)	50.0%	93.9%	49.28	19,000	19,000	—	27,620
Total theMART, Chicago				3,693,000	3,637,000	56,000	27,620

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—

Total theMART		87.3%	$52.38	3,901,000	3,637,000	264,000	$27,620

Vornado's Ownership Interest		87.3%	$52.38	3,892,000	3,628,000	264,000	$13,810

555 California Street:
555 California Street	70.0%	99.0%	$93.55	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	85.69	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	78,000	78,000	—	—

Total 555 California Street		94.7%	$92.49	1,819,000	1,819,000	—	$1,200,000

Vornado's Ownership Interest		94.7%	$92.49	1,273,000	1,273,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	63.2%	$52.14	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	96.5%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$36,372

Fashion Centre Mall	7.5%	95.9%	39.18	868,000	868,000	—	—	412,700	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.74	170,000	170,000	—	—	42,300	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.35	690,000	238,000	443,000	9,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		89.6%	$37.38	2,845,000	2,089,000	443,000	313,000	$491,372

Vornado's Ownership Interest		92.7%	$31.82	1,346,000	754,000	443,000	149,000	$52,461
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target, Hennes & Mauritz,
-Retail	100.0%	100.0%	$243.78	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	100.0%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.7%	27.9%	438.48	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.7%	100.0%	51.71	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.7%	86.7%	74.71	246,000	246,000	—	274,355

Total Real Estate Fund	88.8%	90.5%	$128.57	403,000	403,000	—	$419,430

Vornado's Ownership Interest	28.6%	89.8%	$119.03	120,000	120,000	—	$126,532
________________________________

**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.8% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
416-369-2140	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Daniel Ismail/Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis/Joab Dempsey
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659/443-545-4245

Steve Sakwa/Brian Spahn	Vikram Malhotra/Amit Nihalani
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462/212-446-9459	212-282-3827/212-282-3996

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
Net income attributable to common shareholders	$7,769	$37,689	$50,418	$84,665	$89,817
Per diluted share	$0.04	$0.20	$0.26	$0.44	$0.47

Certain expense (income) items that impact net income attributable to common shareholders:
Hotel Pennsylvania loss	$26,613	$6,492	$8,931	$44,473	$20,474
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	3,776	1,688	3,234	10,183	1,688
Tax benefit recognized by our taxable REIT subsidiaries	—	(27,910)	—	—	(27,910)
After-tax net gain on sale of 220 CPS condominium unit(s) and ancillary amenities	—	(8,815)	(673)	(6,085)	(31,023)
Net gain on sale of the Center Building (33-00 Northern Boulevard, Long Island City, NY)	—	—	(15,213)	(15,213)	—
Refund of New York City transfer taxes related to the April 2019 transfer to Fifth Avenue and Times Square JV	—	—	(13,613)	(13,613)	—
Other	1,477	15,664	3,760	4,137	10,090
	31,866	(12,881)	(13,574)	23,882	(26,681)
Noncontrolling interests' share of above adjustments	(2,206)	1,118	559	(1,895)	2,040
Total of certain expense (income) items that impact net income attributable to common shareholders	$29,660	$(11,763)	$(13,015)	$21,987	$(24,641)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$37,429	$25,926	$37,403	$106,652	$65,176
Per diluted share (non-GAAP)	$0.19	$0.14	$0.19	$0.56	$0.34
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
Reconciliation of net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	$7,769	$37,689	$50,418	$84,665	$89,817
Per diluted share	$0.04	$0.20	$0.26	$0.44	$0.47

FFO adjustments:
Depreciation and amortization of real property	$122,438	$86,180	$106,620	$335,020	$256,295
Real estate impairment losses	—	7,880	—	—	7,880
Net gain on sale of real estate	—	—	(27,803)	(28,354)	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	32,584	35,125	33,681	98,404	104,829
Net loss (gain) on sale of real estate	6	—	(175)	(169)	(3,052)
Decrease (increase) in fair value of marketable securities	—	287	—	—	(1,118)
	155,028	129,472	112,323	404,901	364,834
Noncontrolling interests' share of above adjustments	(10,731)	(8,886)	(7,781)	(28,018)	(24,627)
FFO adjustments, net	$144,297	$120,586	$104,542	$376,883	$340,207

FFO attributable to common shareholders (non-GAAP)	$152,066	$158,275	$154,960	$461,548	$430,024
Impact of assumed conversion of dilutive convertible securities	395	11	5	915	33
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	152,461	158,286	154,965	462,463	430,057
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	11,308	11,259	11,535	34,314	30,132
FFO attributable to Class A unitholders (non-GAAP)	$163,769	$169,545	$166,500	$496,777	$460,189
FFO per diluted share (non-GAAP)	$0.79	$0.82	$0.80	$2.39	$2.24
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$152,461	$158,286	$154,965	$462,463	$430,057
Per diluted share (non-GAAP)	$0.79	$0.82	$0.80	$2.39	$2.24

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	$3,776	$1,688	$3,234	$10,183	$1,688
Tax benefit recognized by our taxable REIT subsidiaries	—	(27,910)	—	—	(27,910)
After-tax net gain on sale of 220 CPS condominium unit(s) and ancillary amenities	—	(8,815)	(673)	(6,085)	(31,023)
Other	1,477	11,394	2,912	3,840	18,698
	5,253	(23,643)	5,473	7,938	(38,547)
Noncontrolling interests' share of above adjustments	(364)	1,570	(379)	(550)	2,223
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$4,889	$(22,073)	$5,094	$7,388	$(36,324)
Per diluted share (non-GAAP)	$0.02	$(0.11)	$0.03	$0.04	$(0.19)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$157,350	$136,213	$160,059	$469,851	$393,733
Per diluted share (non-GAAP)	$0.81	$0.71	$0.83	$2.43	$2.05

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2022
		2022	2021		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$152,461	$158,286	$154,965	$462,463	$430,057

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		5,253	(31,612)	4,665	7,130	(47,548)
Recurring tenant improvements, leasing commissions and other capital expenditures		(42,314)	(32,353)	(42,826)	(121,897)	(135,648)
Stock-based compensation expense		3,886	5,510	5,846	22,887	32,889
Amortization of debt issuance costs		5,546	6,428	6,658	17,759	19,622
Personal property depreciation		1,963	8,859	1,197	4,374	12,279
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(1,419)	1,922	(4,275)	(8,824)	1,570
Noncontrolling interests in the Operating Partnership's share of above adjustments		1,812	2,739	1,991	5,375	7,431
FAD adjustments, net	(B)	(25,273)	(38,507)	(26,744)	(73,196)	(109,405)

FAD (non-GAAP)	(A+B)	$127,188	$119,779	$128,221	$389,267	$320,652

FAD payout ratio (1)		80.3%	85.5%	80.3%	79.1%	95.2%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
Net income	$20,112	$71,765	$68,903	$142,390	$175,590
Depreciation and amortization expense	134,526	100,867	118,662	370,631	285,998
General and administrative expense	29,174	25,553	31,902	102,292	100,341
Transaction related costs and other	996	9,681	2,960	4,961	10,630
Income from partially owned entities	(24,341)	(26,269)	(25,720)	(83,775)	(86,768)
Loss (income) from real estate fund investments	111	66	142	(5,421)	(5,107)
Interest and other investment income, net	(5,228)	(633)	(3,036)	(9,282)	(3,694)
Interest and debt expense	76,774	50,946	62,640	191,523	152,904
Net gains on disposition of wholly owned and partially owned assets	—	(10,087)	(28,832)	(35,384)	(35,811)
Income tax expense (benefit)	3,711	(25,376)	3,564	14,686	(20,551)
NOI from partially owned entities	76,020	75,644	74,060	228,772	231,635
NOI attributable to noncontrolling interests in consolidated subsidiaries	(14,766)	(16,886)	(16,299)	(51,100)	(50,221)
NOI at share	297,089	255,271	288,946	870,293	754,946
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(1,419)	1,922	(4,275)	(8,824)	1,570
NOI at share - cash basis	$295,670	$257,193	$284,671	$861,469	$756,516
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$360,033	$316,643	$(182,131)	$(151,276)	$177,902	$165,367	$(5,001)	$3,258	$172,901	$168,625
Other	97,398	92,569	(39,465)	(61,423)	57,933	31,146	2,160	326	60,093	31,472
Consolidated total	457,431	409,212	(221,596)	(212,699)	235,835	196,513	(2,841)	3,584	232,994	200,097
Noncontrolling interests' share in consolidated subsidiaries	(55,024)	(30,945)	40,258	14,059	(14,766)	(16,886)	2,481	344	(12,285)	(16,542)
Our share of partially owned entities	122,357	120,422	(46,337)	(44,778)	76,020	75,644	(1,059)	(2,006)	74,961	73,638
Vornado's share	$524,764	$498,689	$(227,675)	$(243,418)	$297,089	$255,271	$(1,419)	$1,922	$295,670	$257,193

	For the Three Months Ended June 30, 2022
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$364,162	$(176,572)	$187,590	$(11,117)	$176,473
Other	89,332	(45,737)	43,595	1,730	45,325
Consolidated total	453,494	(222,309)	231,185	(9,387)	221,798
Noncontrolling interests' share in consolidated subsidiaries	(54,677)	38,378	(16,299)	7,679	(8,620)
Our share of partially owned entities	119,880	(45,820)	74,060	(2,567)	71,493
Vornado's share	$518,697	$(229,751)	$288,946	$(4,275)	$284,671

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$1,082,743	$921,758	$(536,238)	$(468,294)	$546,505	$453,464	$(33,563)	$12,135	$512,942	$465,599
Other	270,312	246,372	(124,196)	(126,304)	146,116	120,068	4,578	(504)	150,694	119,564
Consolidated total	1,353,055	1,168,130	(660,434)	(594,598)	692,621	573,532	(28,985)	11,631	663,636	585,163
Noncontrolling interests' share in consolidated subsidiaries	(163,568)	(88,575)	112,468	38,354	(51,100)	(50,221)	24,795	(429)	(26,305)	(50,650)
Our share of partially owned entities	364,795	363,923	(136,023)	(132,288)	228,772	231,635	(4,634)	(9,632)	224,138	222,003
Vornado's share	$1,554,282	$1,443,478	$(683,989)	$(688,532)	$870,293	$754,946	$(8,824)	$1,570	$861,469	$756,516
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 COMPARED TO SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended September 30, 2022	$297,089	$241,154	$35,769	$16,092	$4,074
Less NOI at share from:
Change in ownership interest in One Park Avenue	(2,106)	(2,106)	—	—	—
Dispositions	(88)	(88)	—	—	—
Development properties	(22,914)	(22,914)	—	—	—
Other non-same store income, net	(6,149)	(2,075)	—	—	(4,074)
Same store NOI at share for the three months ended September 30, 2022	$265,832	$213,971	$35,769	$16,092	$—

NOI at share for the three months ended September 30, 2021	$255,271	$228,839	$6,431	$16,128	$3,873
Less NOI at share from:
Dispositions	(2,754)	(2,754)	—	—	—
Development properties	(6,302)	(6,055)	—	(247)	—
Other non-same store income, net	(8,198)	(4,325)	—	—	(3,873)
Same store NOI at share for the three months ended September 30, 2021	$238,017	$215,705	$6,431	$15,881	$—

Increase (decrease) in same store NOI at share	$27,815	$(1,734)	$29,338	$211	$—

% increase (decrease) in same store NOI at share	11.7%	(0.8)%	456.2%	1.3%	0.0%

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 COMPARED TO SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2022	$295,670	$237,692	$36,772	$16,926	$4,280
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(1,502)	(1,502)	—	—	—
Dispositions	(88)	(88)	—	—	—
Development properties	(15,796)	(15,796)	—	—	—
Other non-same store income, net	(6,573)	(2,293)	—	—	(4,280)
Same store NOI at share - cash basis for the three months ended September 30, 2022	$271,711	$218,013	$36,772	$16,926	$—

NOI at share - cash basis for the three months ended September 30, 2021	$257,193	$229,622	$8,635	$14,745	$4,191
Less NOI at share - cash basis from:
Dispositions	(3,436)	(3,436)	—	—	—
Development properties	(6,852)	(6,605)	—	(247)	—
Other non-same store income, net	(8,064)	(3,873)	—	—	(4,191)
Same store NOI at share - cash basis for the three months ended September 30, 2021	$238,841	$215,708	$8,635	$14,498	$—

Increase in same store NOI at share - cash basis	$32,870	$2,305	$28,137	$2,428	$—

% increase in same store NOI at share - cash basis	13.8%	1.1%	325.8%	16.7%	0.0%

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022 COMPARED TO SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the nine months ended September 30, 2022	$870,293	$732,913	$75,630	$49,051	$12,699
Less NOI at share from:
Change in ownership interest in One Park Avenue	(13,370)	(13,370)	—	—	—
Dispositions	(3,523)	(3,523)	—	—	—
Development properties	(65,440)	(65,440)	—	—	—
Other non-same store income, net	(17,910)	(5,211)	—	—	(12,699)
Same store NOI at share for the nine months ended September 30, 2022	$770,050	$645,369	$75,630	$49,051	$—

NOI at share for the nine months ended September 30, 2021	$754,946	$651,015	$42,950	$48,230	$12,751
Less NOI at share from:
Dispositions	(6,667)	(6,667)	—	—	—
Development properties	(23,207)	(22,359)	—	(848)	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,677	12,677	—	—	—
Other non-same store income, net	(20,991)	(8,240)	—	—	(12,751)
Same store NOI at share for the nine months ended September 30, 2021	$716,758	$626,426	$42,950	$47,382	$—

Increase in same store NOI at share	$53,292	$18,943	$32,680	$1,669	$—

% increase in same store NOI at share	7.4%	3.0%	76.1%	3.5%	0.0%

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022 COMPARED TO SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2022	$861,469	$719,287	$78,749	$50,141	$13,292
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(10,111)	(10,111)	—	—	—
Dispositions	(3,732)	(3,732)	—	—	—
Development properties	(44,381)	(44,381)	—	—	—
Other non-same store income, net	(19,478)	(6,186)	—	—	(13,292)
Same store NOI at share - cash basis for the nine months ended September 30, 2022	$783,767	$654,877	$78,749	$50,141	$—

NOI at share - cash basis for the nine months ended September 30, 2021	$756,516	$651,366	$45,976	$45,552	$13,622
Less NOI at share - cash basis from:
Dispositions	(6,796)	(6,796)	—	—	—
Development properties	(24,430)	(23,582)	—	(848)	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,723	12,723	—	—	—
Other non-same store income, net	(21,310)	(7,688)	—	—	(13,622)
Same store NOI at share - cash basis for the nine months ended September 30, 2021	$716,703	$626,023	$45,976	$44,704	$—

Increase in same store NOI at share - cash basis	$67,064	$28,854	$32,773	$5,437	$—

% increase in same store NOI at share - cash basis	9.4%	4.6%	71.3%	12.2%	0.0%

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 COMPARED TO JUNE 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended September 30, 2022	$297,089	$241,154	$35,769	$16,092	$4,074
Less NOI at share from:
Dispositions	(88)	(88)	—	—	—
Development properties	(22,914)	(22,914)	—	—	—
Other non-same store income, net	(5,250)	(1,176)	—	—	(4,074)
Same store NOI at share for the three months ended September 30, 2022	$268,837	$216,976	$35,769	$16,092	$—

NOI at share for the three months ended June 30, 2022	$288,946	$248,092	$19,947	$16,724	$4,183
Less NOI at share from:
Dispositions	(1,628)	(1,628)	—	—	—
Development properties	(21,667)	(21,667)	—	—	—
Other non-same store income, net	(4,231)	(48)	—	—	(4,183)
Same store NOI at share for the three months ended June 30, 2022	$261,420	$224,749	$19,947	$16,724	$—

Increase (decrease) in same store NOI at share	$7,417	$(7,773)	$15,822	$(632)	$—

% increase (decrease) in same store NOI at share	2.8%	(3.5)%	79.3%	(3.8)%	0.0%

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 COMPARED TO JUNE 30, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2022	$295,670	$237,692	$36,772	$16,926	$4,280
Less NOI at share - cash basis from:
Dispositions	(88)	(88)	—	—	—
Development properties	(15,796)	(15,796)	—	—	—
Other non-same store income, net	(5,665)	(1,385)	—	—	(4,280)
Same store NOI at share - cash basis for the three months ended September 30, 2022	$274,121	$220,423	$36,772	$16,926	$—

NOI at share - cash basis for the three months ended June 30, 2022	$284,671	$241,903	$21,541	$16,855	$4,372
Less NOI at share - cash basis from:
Dispositions	(1,715)	(1,715)	—	—	—
Development properties	(14,657)	(14,657)	—	—	—
Other non-same store income, net	(4,715)	(343)	—	—	(4,372)
Same store NOI at share - cash basis for the three months ended June 30, 2022	$263,584	$225,188	$21,541	$16,855	$—

Increase (decrease) in same store NOI at share - cash basis	$10,537	$(4,765)	$15,231	$71	$—

% increase (decrease) in same store NOI at share - cash basis	4.0%	(2.1)%	70.7%	0.4%	0.0%

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of September 30, 2022
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,831,769	$51,246	$5,883,015
Senior unsecured notes	1,191,322	8,678	1,200,000
$800 Million unsecured term loan	792,847	7,153	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,390,938	$67,077	$8,458,015
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$20,112	$71,765	$68,903	$142,390	$175,590
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	3,792	(5,425)	826	(4,756)	(20,323)
Net income attributable to the Operating Partnership	23,904	66,340	69,729	137,634	155,267
EBITDAre adjustments at share:
Depreciation and amortization expense	156,985	130,164	141,498	437,798	373,403
Interest and debt expense	98,358	69,347	81,925	250,473	208,469
Income tax expense (benefit)	4,151	(25,414)	3,749	15,491	(20,557)
Real estate impairment losses	—	7,880	—	—	7,880
Net gain on sale of real estate	6	—	(27,978)	(28,523)	(3,052)
EBITDAre at share	283,404	248,317	268,923	812,873	721,410
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	14,449	15,968	15,303	53,649	52,721
EBITDAre (non-GAAP)	$297,853	$264,285	$284,226	$866,522	$774,131
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2022
	2022	2021		2022	2021
EBITDAre (non-GAAP)	$297,853	$264,285	$284,226	$866,522	$774,131

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(14,449)	(15,968)	(15,303)	(53,649)	(52,721)

Certain expense (income) items that impact EBITDAre:
Gain on sale of 220 CPS condominium unit(s) and ancillary amenities	—	(10,087)	(1,029)	(7,030)	(35,359)
Other	1,477	(1,249)	2,522	3,450	7,291
Total of certain expense (income) items that impact EBITDAre	1,477	(11,336)	1,493	(3,580)	(28,068)

EBITDAre, as adjusted (non-GAAP)	$284,881	$236,981	$270,416	$809,293	$693,342

- xvi -